Common and Preferred Stock	12 Months Ended
Dec. 31, 2011
Common And Preferred Stock [Abstract]
Common and preferred stock

Note 16 — Common and Preferred Stock

As of December 31, the Company had issued the following shares:

(Shares in thousands)	2011	2010
Common: Par value $0.25
600,000 shares authorized
Outstanding - January 1	271,880	274,257
Issuance of Common Stock	15,200	-
Issued for stock option and other benefit plans	3,735	3,805
Repurchase of common stock	(5,282)	(6,182)
Outstanding - December 31	285,533	271,880
Treasury stock	80,612	79,066
Issued - December 31	366,145	350,946

On November 16, 2011, the Company issued 15.2 million shares of its common stock at $42.75 per share. Proceeds of $650 million ($629 million net of underwriting discount and fees) were used to fund the HealthSpring acquisition in January 2012.

The Company maintains a share repurchase program, which was authorized by its Board of Directors. The decision to repurchase shares depends on market conditions and alternative uses of capital. The Company has, and may continue from time to time, to repurchase shares on the open market through a Rule 10b5-1 plan that permits a company to repurchase its shares at times when it otherwise might be precluded from doing so under insider trading laws or because of self-imposed trading blackout periods.

During 2011, and through February 23, 2012, the Company repurchased 5.3 million shares for approximately $225 million. The total remaining share repurchase authorization as of February 23, 2012 was $522 million. The Company repurchased 6.2 million shares for $201 million during 2010.

The Company has authorized a total of 25 million shares of $1 par value preferred stock. No shares of preferred stock were outstanding at December 31, 2011 or 2010.